Exhibit 99.1

5300 Town and Country Blvd., Suite 500 Frisco, Texas 75034 Telephone: (972) 668-8834 Contact: Gary H. Guyton Director of Planning and Investor Relations Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2018 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 8, 2018 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results. On August 14, 2018 Arkoma Drilling, L.P. and Williston Drilling, L.P. (collectively, the "Jones Partnerships") contributed to the Company certain oil and gas properties producing from the Bakken shale in exchange for common stock of Comstock representing a controlling stake in the Company (the "Jones Contribution"). The Jones Partnerships are wholly owned and controlled by Dallas businessman Jerry Jones and his children. The Jones Partnerships received 88,571,429 newly issued shares of Comstock common stock representing an 84% ownership interest in the Company.

Comstock's basis in the Bakken shale properties is the historical basis of the Jones Partnerships. The change in control results in a new basis for Comstock's assets and liabilities. The new basis is pushed down to Comstock for financial reporting purposes, resulting in Comstock's assets, liabilities and equity accounts being recognized at fair value upon the closing of the contribution.

References to "Successor" relate to the financial position and results of operations of the Company subsequent to August 13, 2018. References to "Predecessor" relate to the financial position and results of operations of the Company on or prior to August 13, 2018. The Company's consolidated financial statements and related footnotes are being presented with a black line division which delineates the lack of comparability between amounts presented before and after August 13, 2018.

Financial Results for the Period August 14, 2018 through September 30, 2018

The financial results for the first period since closing the Jones Partnerships contribution is for 48 days from August 14, 2018 through September 30, 2018.  During that period Comstock produced 542,000 barrels of oil and 14.1 billion cubic feet ("Bcf") of natural gas or 17.4 billion cubic feet of natural gas equivalent ("Bcfe"). Oil production averaged 11,300 barrels of oil per day and natural gas production averaged 294 million cubic feet ("MMcf") per day. Comstock's average realized oil price was $62.21 per barrel and the average realized gas price after hedging was $2.59 per Mcf during this period.

Oil and gas sales for the period were $70.3 million (including realized hedging gains). EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, was $52.9 million and operating cash flow generated was $38.8 million.

Comstock reported earnings of $13.8 million or $0.13 per share for the period August 14, 2018 through September 30, 2018. The results for this period included an unrealized loss from derivative financial instruments of $2.2 million and a gain on sale of oil and gas properties of $0.1 million. Excluding these items, the net income would have been $15.9 million or $0.15 per share.

Financial Results for the Period July 1, 2018 through August 13, 2018

The first 44 days of the third quarter from July 1, 2018 through August 13, 2018 are part of the Predecessor period before the closing of the Jones Contribution and do not include the results of the Bakken shale properties. During that period Comstock produced 7,200 barrels of oil and 11.9 Bcf of natural gas or 11.9 Bcfe. Oil production averaged 163 barrels of oil per day and natural gas production averaged 270 MMcf per day. Comstock's average realized oil price was $69.42 per barrel and the average realized gas price after hedging was $2.73 per Mcf during this period.

Oil and gas sales were $32.9 million (including realized hedging gains). EBITDAX was $23.7 million and operating cash flow generated was $10.2 million.

Comstock reported a net loss of $16.9 million or $1.09 per share for the period July 1, 2018 through August 13, 2018. The results for this period included transaction costs related to the Jones Contribution of $2.6 million, $6.0 million of non-cash interest expense associated with the discounts recognized and costs incurred on the debt exchange that occurred in 2016, and an unrealized loss from derivative financial instruments of $0.4 million. Excluding these items, the net loss would have been $7.9 million or $0.51 per share.

Drilling Results

Comstock reported the results to date of its 2018 Haynesville/Bossier shale drilling program.  During the first nine months of 2018, Comstock spent $164.9 million on its development and exploration activities, including $15.6 million spent to complete 26 (2.8 net) Bakken shale wells. Comstock drilled 27 Haynesville/Bossier natural gas wells (9.9 net) and had 16 wells (4.9 net) drilling at September 30, 2018.  Comstock also completed eleven (4.0 net) operated Haynesville wells that were drilled in 2017. Comstock also spent $57.2 million on acquisitions, including the previously reported acquisition of Haynesville shale properties from Enduro Resource Partners and the repurchase of interests in six Haynesville shale wells that were being drilled under the strategic drilling venture which was terminated effective with the closing of the Jones Contribution.

Since the last operational update, Comstock has completed ten additional operated Haynesville shale wells.  The average initial production rate of these wells was 25 MMcf per day. The ten operated wells had completed lateral lengths ranging from 4,502 feet to 9,865 feet, with an average completed lateral length of 7,629 feet. Each well was tested at initial production rates of 21 to 28 MMcf per day.  Comstock has two (0.8 net) operated Haynesville shale wells that are in the process of being completed.

4th Quarter 2018 and 2019 Drilling Budget

The Company also announced drilling plans for the fourth quarter of 2018 and 2019. The Company's current plans are to operate four drilling rigs through 2018 increasing to five operated rigs in March of 2019. The Company currently plans to spend $90.0 million in the fourth quarter comprised of $69.3 million to drill 21 Haynesville shale wells (6.6 net) including 12 operated wells (6.3 net) and $20.7 million to complete 30 Bakken shale wells (4.4 net). The Company's preliminary 2019 planned capital expenditures for 2019 are estimated at $377.0 million. Haynesville/Bossier shale drilling and completion activities comprise $361.3 million of 2019's activity to drill 57 horizontal wells (38.2 net) including spending $25.2 million to complete wells drilled in 2018. Comstock expects to spend an additional $15.7 million on its other properties. The drilling budget will be adjusted upward or downward in response to oil and natural gas prices as the program is intended to be funded by operating cash flow.

Other

Comstock has planned a conference call for 10:00 a.m. Central Time on November 8, 2018, to discuss the operational and financial results for the third quarter of 2018.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 4688623 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 1:00 p.m. CT November 8, 2018 and will continue until 1:00 p.m. November 15, 2018.  To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US).  The conference call access code is 4688623.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	Transition Period			Transition Period
	Successor	Predecessor	Predecessor	Successor	Predecessor	Predecessor
	August 14 through September 30, 2018	July 1 through August 13, 2018	2017	August 14 through September 30, 2018	January 1 through August 13, 2018	2017
	(In thousands, except per share amounts)
Revenues:
Natural gas sales	$36,393	$32,089	$56,164	$36,393	$147,897	$147,541
Oil sales	33,730	499	10,647	33,730	18,733	34,542
Total oil and gas sales	70,123	32,588	66,811	70,123	166,630	182,083

Operating expenses:
Production taxes	4,051	707	1,490	4,051	3,659	3,730
Gathering and transportation	3,450	3,109	4,755	3,450	11,841	12,428
Lease operating	7,016	3,418	9,359	7,016	21,139	28,681
Depreciation, depletion and amortization	17,820	14,082	32,783	17,820	68,032	93,009
General and administrative	3,303	3,044	6,174	3,303	15,699	19,134
Loss (gain) on sale of oil and gas properties	(98)	—	1,060	(98)	35,438	1,060

Total operating expenses	35,542	24,360	55,621	35,542	155,808	158,042

Operating income	34,581	8,228	11,190	34,581	10,822	24,041

Other income (expenses):
Gain (loss) from derivative financial instruments	(2,015)	(83)	1,430	(2,015)	881	14,585
Other income	42	284	170	42	677	398
Interest expense	(14,845)	(22,140)	(37,595)	(14,845)	(101,203)	(107,250)
Transaction costs	—	(2,549)	—	—	(2,866)	—

Total other income (expenses)	(16,818)	(24,488)	(35,995)	(16,818)	(102,511)	(92,267)

Income (loss) before income taxes	17,763	(16,260)	(24,805)	17,763	(91,689)	(68,226)
Benefit from (provision for) income taxes	(3,940)	(605)	69	(3,940)	(1,065)	(883)
Net income (loss)	$13,823	$(16,865)	$(24,736)	$13,823	$(92,754)	$(69,109)

Net income (loss) per share – basic and diluted	$0.13	$(1.09)	$(1.67)	$0.13	$(6.08)	$(4.74)

Weighted average shares outstanding – Basic	106,448	15,468	14,796	106,448	15,262	14,591
Diluted	106,463	15,468	14,796	106,463	15,262	14,591

(1)

Includes $6.0 million and $9.9 million for the period July 1, 2018 through August 13, 2018 and the three months ended September 30, 2017, respectively, and $29.2 million and $24.8 million for the period January 1, 2018 through August 13, 2018 and the nine months ended September 30, 2017, respectively, related to the amortization of discounts and costs recorded in connection with the debt exchange completed on September 6, 2016 and $5.0 million and $9.6 million for the period July 1, 2018 through August 13, 2018 and the three months ended September 30, 2017, respectively, and $25.0 million and $28.2 million for the period January 1, 2018 through August 13, 2018 and the nine months ended September 30, 2017, respectively, of interest paid in-kind related to the Company's convertible notes.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	Transition Period			Transition Period
	Successor	Predecessor	Predecessor	Successor	Predecessor	Predecessor
	August 14 through September 30, 2018	July 1 through August 13, 2018	2017	August 14 through September 30, 2018	January 1 through August 13, 2018	2017

OPERATING CASH FLOW:

Net income (loss)	$13,823	$(16,865)	$(24,736)	$13,823	$(92,754)	$(69,109)
Reconciling items:
Deferred income taxes	3,883	626	(87)	3,883	1,052	768
Depreciation, depletion and amortization	17,820	14,082	32,783	17,820	68,032	93,009
Unrealized loss (gain) from derivative financial instruments	2,206	413	2,026	2,206	1,961	(9,233)
Amortization of debt discount, premium and issuance costs	822	6,190	9,914	822	29,457	24,914
Interest paid in-kind	—	4,990	9,600	—	25,004	28,194
Stock-based compensation	329	803	1,640	329	3,912	4,455
Loss (gain) on sale of oil and gas properties	(98)	—	1,060	(98)	35,438	1,060
Operating cash flow	38,785	10,239	32,200	38,785	72,102	74,058
Decrease (increase) in accounts receivable	(44,844)	3,551	(2,295)	(44,844)	2,834	(11,952)
Decrease (increase) in other current assets	(1,326)	(304)	238	(1,326)	337	(670)
Increase (decrease) in accounts payable and accrued expenses	11,034	(14,749)	5,105	11,034	10,462	29,327
Net cash provided by operating activities	$3,609	$(1,263)	$35,248	$3,609	$85,735	$90,763

EBITDAX:

Net income (loss)	$13,823	$(16,865)	$(24,736)	$13,823	$(92,754)	$(69,109)
Interest expense	14,845	22,140	37,595	14,845	101,203	107,250
Income taxes	3,940	605	(69)	3,940	1,065	883
Depreciation, depletion and amortization	17,820	14,082	32,783	17,820	68,032	93,009
Unrealized loss (gain) from derivative financial instruments	2,206	413	2,026	2,206	1,961	(9,233)
Stock-based compensation	329	803	1,640	329	3,912	4,455
Transaction costs	—	2,549	—	—	2,866	—
Loss on sale of oil and gas properties	(98)	—	1,060	(98)	35,438	1,060
Total EBITDAX	$52,865	$23,727	$50,299	$52,865	$121,723	$128,315

	Successor	Predecessor
	As of September 30, 2018	As of December 31, 2017

Balance Sheet Data:

Cash and cash equivalents	$31,780	$61,255
Assets held for sale	—	198,615
Other current assets	99,692	42,635
Property and equipment, net	1,593,602	607,929
Other	369,302	19,985
Total assets	$2,094,376	$930,419

Current liabilities	$180,118	$168,489
Long-term debt	1,242,844	1,110,529
Deferred income taxes	145,565	10,266
Asset retirement obligation	4,738	10,407
Stockholders' equity (deficit)	521,111	(369,272)
Total liabilities and stockholders' equity (deficit)	$2,094,376	$930,419

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	Successor
	For the Period August 14, 2018 through September 30, 2018
	Haynesville / Cotton Valley	Bakken	Other	Total
Gas production (MMcf)	12,773	1,272	53	14,098
Oil production (Mbbls)	5	536	1	542
Total production (MMcfe)	12,803	4,487	61	17,351

Natural gas sales	$34,765	$1,466	$162	$36,393
Natural gas hedging settlements(1)	—	—	—	191
Total natural gas including hedging	34,765	1,466	162	36,584
Oil sales	320	33,240	170	33,730
Total oil and gas sales including hedging	$35,085	$34,706	$332	$70,314

Average gas price (per Mcf)	$2.72	$1.15	$3.07	$2.58
Average gas price including hedging (per Mcf)				$2.59
Average oil price (per barrel)	$64.00	$62.01	$140.66	$62.21
Average price (per Mcfe)	$2.74	$7.73	$5.44	$4.04
Average price including hedging (per Mcfe)				$4.05

Production taxes	$813	$3,214	$24	$4,051
Gathering and transportation	$3,420	$—	$30	$3,450
Lease operating	$3,615	$3,250	$151	$7,016

Production taxes (per Mcfe)	$0.06	$0.72	$0.40	$0.23
Gathering and transportation (per Mcfe)	$0.27	$—	$0.50	$0.20
Lease operating (per Mcfe)	$0.28	$0.72	$2.46	$0.41

Oil and Gas Capital Expenditures:
Acquisitions	$17,905	$—	$—	$17,905
Development leasehold	475	—	—	475
Development drilling	33,404	15,615	—	49,019
Other development	7,810	—	—	7,810
Total	$59,594	$15,615	$—	$75,209

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	Predecessor
	For the Period July 1, 2018 through August 13, 2018
	Haynesville / Cotton Valley	Other	Total
Gas production (MMcf)	11,806	70	11,876
Oil production (Mbbls)	5	2	7
Total production (MMcfe)	11,840	79	11,919

Natural gas sales	$31,834	$255	$32,089
Natural gas hedging settlements(1)	—	—	330
Total natural gas including hedging	31,834	255	32,419
Oil sales	386	113	499
Total oil and gas sales including hedging	$32,220	$368	$32,918

Average gas price (per Mcf)	$2.70	$3.64	$2.70
Average gas price including hedging (per Mcf)			$2.73
Average oil price (per barrel)	$68.87	$71.37	$69.42
Average price (per Mcfe)	$2.72	$4.66	$2.73
Average price including hedging (per Mcfe)			$2.76

Production taxes	$684	$23	$707
Gathering and transportation	$3,082	$27	$3,109
Lease operating	$3,244	$174	$3,418

Production taxes (per Mcfe)	$0.06	$0.29	$0.06
Gathering and transportation (per Mcfe)	$0.26	$0.34	$0.26
Lease operating (per Mcfe)	$0.27	$2.21	$0.29

Oil and Gas Capital Expenditures:
Acquisitions	$39,323	$—	$39,323
Development leasehold	504	—	504
Development drilling	14,211	—	14,211
Other development	2,958	—	2,958
Total	$56,996	$—	$56,996

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	Predecessor
	For the Three Months Ended September 30, 2017
	Haynesville / Cotton Valley	South Texas	Other	Total
Gas production (MMcf)	19,590	318	79	19,987
Oil production (Mbbls)	12	211	6	229
Total production (MMcfe)	19,660	1,582	120	21,362

Natural gas sales	$54,673	$1,282	$209	$56,164
Natural gas hedging settlements(1)	—	—	—	3,456
Total natural gas including hedging	54,673	1,282	209	59,620
Oil sales	537	9,791	319	10,647
Total oil and gas sales including hedging	$55,210	$11,073	$528	$70,267

Average gas price (per Mcf)	$2.79	$4.03	$2.65	$2.81
Average gas price including hedging (per Mcf)				$2.98
Average oil price (per barrel)	$46.33	$46.46	$46.17	$46.45
Average price (per Mcfe)	$2.81	$7.00	$4.40	$3.13
Average price including hedging (per Mcfe)				$3.29

Production taxes	$934	$514	$42	$1,490
Gathering and transportation	$4,258	$374	$123	$4,755
Lease operating	$5,749	$3,410	$200	$9,359

Production taxes (per Mcfe)	$0.05	$0.32	$0.35	$0.07
Gathering and transportation (per Mcfe)	$0.22	$0.24	$1.03	$0.22
Lease operating (per Mcfe)	$0.29	$2.16	$1.66	$0.44

Oil and Gas Capital Expenditures:
Development leasehold	$867	$16	$—	$883
Development drilling	40,017	—	—	40,017
Other development	1,798	188	312	2,298
Total	$42,682	$204	$312	$43,198

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	Predecessor
	For the Period January 1, 2018 through August 13, 2018
	Haynesville / Cotton Valley	South Texas	Other	Total
Gas production (MMcf)	54,386	379	475	55,240
Oil production (Mbbls)	27	247	13	287
Total production (MMcfe)	54,549	1,860	554	56,963

Natural gas sales	$144,918	$1,590	$1,389	$147,897
Natural gas hedging settlements(1)	—	—	—	2,842
Total natural gas including hedging	144,918	1,590	1,389	150,739
Oil sales	1,760	16,157	816	18,733
Total oil and gas sales including hedging	$146,678	$17,747	$2,205	$169,472

Average gas price (per Mcf)	$2.66	$4.20	$2.92	$2.68
Average gas price including hedging (per Mcf)				$2.73
Average oil price (per barrel)	$64.71	$65.46	$62.00	$65.23
Average price (per Mcfe)	$2.69	$9.54	$3.98	$2.93
Average price including hedging (per Mcfe)				$2.98

Production taxes	$2,680	$831	$148	$3,659
Gathering and transportation	$11,211	$463	$167	$11,841
Lease operating	$15,610	$4,829	$700	$21,139

Production taxes (per Mcfe)	$0.05	$0.45	$0.27	$0.06
Gathering and transportation (per Mcfe)	$0.21	$0.25	$0.30	$0.21
Lease operating (per Mcfe)	$0.28	$2.59	$1.26	$0.37

Oil and Gas Capital Expenditures:
Acquisitions	$39,323	$—	$—	$39,323
Development leasehold	2,848	—	—	2,848
Development drilling	90,840	—	—	90,840
Other development	13,205	393	273	13,871
Total	$146,216	$393	$273	$146,882

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	Predecessor
	For the Nine Months Ended September 30, 2017
	Haynesville / Cotton Valley	South Texas	Other	Total
Gas production (MMcf)	49,800	1,071	436	51,307
Oil production (Mbbls)	39	682	16	737
Total production (MMcfe)	50,034	5,162	534	55,730

Natural gas sales	$142,217	$4,150	$1,174	$147,541
Natural gas hedging settlements(1)	—	—	—	5,352
Total natural gas including hedging	142,217	4,150	1,174	152,893
Oil sales	1,820	31,953	769	34,542
Total oil and gas sales including hedging	$144,037	$36,103	$1,943	$187,435

Average gas price (per Mcf)	$2.86	$3.87	$2.69	$2.88
Average gas price including hedging (per Mcf)				$2.98
Average oil price (per barrel)	$46.67	$46.87	$46.90	$46.86
Average price (per Mcfe)	$2.88	$6.99	$3.64	$3.27
Average price including hedging (per Mcfe)				$3.36

Production taxes	$1,928	$1,664	$138	$3,730
Gathering and transportation	$10,962	$1,279	$187	$12,428
Lease operating	$16,748	$10,956	$977	$28,681

Production taxes (per Mcfe)	$0.04	$0.32	$0.26	$0.07
Gathering and transportation (per Mcfe)	$0.22	$0.25	$0.35	$0.22
Lease operating (per Mcfe)	$0.33	$2.12	$1.83	$0.51

Oil and Gas Capital Expenditures:
Development leasehold	$1,426	$521	$—	$1,947
Development drilling	120,856	705	—	121,561
Other development	4,382	1,485	435	6,302
Total	$126,664	$2,711	$435	$129,810

(1)Included in gain from derivative financial instruments in operating results.